Exhibit 10.28
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 17, 2010 between RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust (the “Company”), and JCP Realty, Inc., a Delaware corporation (“JCP”).
RECITALS:
     WHEREAS, the Company and JCP, among others, are parties to an Exchange Rights Agreement dated as of May 10, 1996 (the “Exchange Rights Agreement”) pursuant to which the Company has granted to JCP certain rights to convert all or part of its ownership interests (the “OP Units”) into common shares of beneficial interest in the Company (“Common Shares”) in accordance with the terms of the Exchange Rights Agreement.
     WHEREAS, the Company and JCP, among others, are parties to a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of May 10, 1996 pursuant to which the Company granted to JCP certain incidental registration rights exercisable in accordance with the terms of the Registration Rights Agreement.
     WHEREAS, JCP and the Company wish to enter into this Agreement to document the agreements of the parties hereto regarding certain registration rights of JCP with respect to Common Shares issuable upon conversion of the OP Units, and to supersede and restate the Registration Rights Agreement as to JCP in its entirety.
     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. REGISTRATION.
     (a) Within 90 days of receipt of notice (“JCP Notice”) from JCP (the “Registration Deadline”) either (a) electing to convert all of JCP’s remaining OP Units into Registrable Securities (as defined below) or (b) requesting that the Company put up a shelf registration for sufficient Registrable Securities into which all of its remaining OP Units may be converted upon JCP’s electing to so convert them pursuant to its Exchange Rights Agreement, the Company shall prepare and file with the Securities and Exchange Commission (“SEC”), a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such other form as is available to effect such a registration) covering the resale of the number of Registrable Securities designated by JCP in the JCP Notice; provided that, in any event, such Registrable Securities will be delivered to JCP (i) in exchange for no fewer than all of JCP’s OP Units and (ii) no earlier than 61 days following the JCP Notice, and provided further, that, in lieu of delivering such Registrable Shares, the Company may pay cash for such OP Units at a price per OP Unit or share calculated pursuant to the Exchange Rights Agreement. For purposes of this Agreement, “Registrable Securities” means the Common Shares issuable to JCP upon conversion of the OP Units on the terms and conditions set forth in the Exchange Rights

Agreement; provided, that no such securities shall be deemed Registrable Securities for purposes of this Agreement to the extent that such securities (a) have been sold to the public pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) or any successor provision thereto; or (b) may be immediately sold to the public without registration or restriction (other than notice, volume and manner of sale requirements by JCP) pursuant to Rule 144 under the Securities Act or any successor provision thereto.
     (b) After filing each Registration Statement pursuant to Section 1(a), the Company shall use commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act by the Registration Deadline. If for any reason the SEC does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 1(a), then the Company will use commercially reasonable efforts, in consultation with the SEC, to as promptly as practical and as allowable under the Securities Act, cause the registration, under a Registration Statement pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis, of the sale of any Registrable Securities that have not been registered under the applicable Registration Statement filed pursuant to Section 1(a).
     2. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall have the following obligations:
     (a) The Company shall (i) prepare and file with the SEC the Registration Statement(s) required pursuant to Section 1 above and thereafter use commercially reasonable efforts to cause each such Registration Statement(s) relating to Registrable Securities to become effective by the Registration Deadline, and (ii) subject to Section 2(m) hereof, shall use commercially reasonable efforts to keep each such Registration Statement(s) current and effective pursuant to Rule 415 at all times until the date which is 90 days after the date on which the Registrable Securities registered thereunder cease to be Registrable Securities (the “Registration Period” ), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein), except for information provided by JCP, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.
     (b) Subject to Section 2(m) hereof, the Company shall, during the Registration Period, comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by each Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in each Registration Statement, and (ii) the date which is 90 days after the date on which the Registrable Securities registered thereunder cease to be Registrable Securities.
     (c) The Company shall furnish or otherwise make available to JCP and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains material non-public information or information for which the Company has sought or intends to seek confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as JCP may reasonably request in order to facilitate the disposition of the Registrable Securities owned by JCP. The Company will promptly notify JCP by facsimile or email of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC by the Registration Deadline and shall file an acceleration request as soon as practicable, but no later than 5 business days, following the later of (i) resolution or clearance of all SEC comments or, if applicable, notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review and (ii) the date the Company is notified in writing of any comments (or that there are no comments), to the Company’s request for acceleration, from the single firm designated by JCP to review such acceleration request pursuant to Section 2(g).
     (d) The Company shall use commercially reasonable efforts to (i) register and qualify, in any United States jurisdiction where registration and/or qualification is required, the Registrable Securities covered by the Registration Statements under such other securities or “blue sky” laws of such jurisdictions in the United States as JCP shall reasonably request in writing, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(d), (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction.
     (e) Subject to Section 2(m) hereof, as promptly as practicable after becoming aware of such event, the Company shall notify JCP of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its commercially reasonable efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to JCP as JCP may reasonably request.
     (f) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practical moment and to notify JCP of the issuance of such order and the resolution thereof.
     (g) The Company shall permit a single firm of counsel designated by JCP to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof), at JCP’s own cost, a reasonable period of time prior to their filing with the SEC (not less than 5 business days) and use commercially reasonable efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least 2 business days prior to the expected filing date) and will not request acceleration of such Registration Statement without prior notice to such counsel; provided, that the Company shall make the final decision as to the form and content of each such document.
     (h) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the initial Registration Statement.
     (i) The Company shall cooperate with JCP to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities sold pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts as JCP may reasonably request and registered in such names as JCP may request, and, within 10 business days after a Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to JCP) an appropriate instruction and an opinion of such counsel in the form required by the transfer agent in order to issue such Registrable Securities free of restrictive legends upon the resale of such Registrable Securities pursuant to such Registration Statement.
     (j) At the reasonable request of JCP, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to make reasonable changes to the plan of distribution set forth in such Registration Statement.
     (k) The Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 1 hereof or any amendment or supplement thereto under Section 2(a) hereof without the consent of JCP.
     (l) The Company shall use commercially reasonable efforts to comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated by the SEC).
     (m) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the SEC, the Company may delay or suspend the effectiveness of any Registration Statement or the use of any prospectus forming a part of the Registration Statement, in its sole discretion, due to the non-disclosure of material, non-public information concerning the Company, the disclosure of which at the time is not in its best interest, in the good faith opinion of the Company (a “Grace Period” ); provided, that the Company shall promptly notify JCP in writing of the existence of a Grace Period in conformity with the provisions of this Section 2(m) and the date on which the Grace Period will begin (such notice, a “Commencement Notice” ); and, provided further, that no Grace Period shall exceed 45 days, and such Grace Periods shall not exceed an aggregate total of 90 days during any 12-month period. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date specified by the Company in the Commencement Notice and shall end on and include the date JCP receives written notice of the termination of the Grace Period by the Company (which notice may be contained in the Commencement Notice). The provisions of Sections 2(a)(ii), 2(b) and 2(e) hereof shall not be applicable during any Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Sections 2(a)(ii), 2(b) and 2(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.
     3. OBLIGATIONS OF JCP. In connection with the registration of the Registrable Securities, JCP shall have the following obligations:
     (a) It shall be a condition precedent to the obligations of the Company to complete a Registration pursuant to this Agreement with respect to the Registrable Securities that JCP shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least 5 business days prior to the first anticipated filing date of a Registration Statement under which Registrable Securities will be registered, the Company shall notify JCP of the information the Company requires from JCP. Any such information shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. JCP must provide such information to the Company at least 2 business days prior to the first anticipated filing date of such Registration Statement.
     (b) JCP agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder.

     (c) JCP agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2(e), 2(f) or 2(m), JCP will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until JCP’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(e) or 2(f) or notice from the Company of the termination of the Grace Period, and, if so directed by the Company, JCP shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in JCP’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
     (d) JCP agrees that it will not effect any disposition or other transfer of the Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act or pursuant to, and as contemplated in, a Registration Statement, and that it will promptly notify the Company of any material changes in the information set forth in a Registration Statement furnished by or regarding JCP or its plan of distribution other than changes in the number of shares beneficially owned.
     4. EXPENSES OF REGISTRATION. All expenses of the Company incurred in connection with registrations, filings or qualifications pursuant to Sections 1 and 2, including, without limitation, all registration, listing and qualification fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company. All expenses of JCP incurred in connection with registrations, filings or qualifications pursuant to Sections 1, 2 and 3, including, without limitation, underwriting discounts and commissions and legal expenses incurred by JCP for review of any Registration Statement, shall be borne by JCP.
     5. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to JCP the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit JCP to sell securities of the Company to the public without registration, the Company agrees to:
     (a) make and keep public information available, as those terms are understood and defined in Rule 144;
     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
     (c) furnish to JCP, so long as JCP own Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act as required for applicable provisions of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit JCP to sell such securities pursuant to Rule 144 without registration.

     6. NO ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall not be assignable by JCP, except to its affiliates or to any transferee acquiring all of JCP’s OP Units.
     7. REDEMPTION OF COMMON SHARES. In the event that, (i) for any reason, the Company does not cause any Registration Statement required under Section 1 to become effective under the Securities Act by the Registration Deadline or (ii) a Grace Period pursuant to Section 2(m) above commences at any time within the first 365 days after the effectiveness of any Registration Statement filed by the Company pursuant to Section 1 above, then, notwithstanding anything in the Exchange Rights Agreement to the contrary, JCP may elect to require the Company to redeem all or part of JCP’s Common Shares for which JCP’s OP Units have been exchanged for a cash amount at a price per Common Share calculated pursuant to the Exchange Rights Agreement. In the event of such election, the registration rights set forth in this Agreement shall not apply to such Common Shares.
     8. INDEMNIFICATION.
     (a) In the event of any registration of Registrable Securities hereunder, the Company will, and hereby does, indemnify and hold harmless, JCP, its directors, trustees, officers, partners, agents, employees and affiliates and each other person who participates as an underwriter in the offering or sale of such securities and each other person or entity, if any, who controls JCP or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse JCP and each director, trustee, officer, partner, agent, employee or affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability, action, or proceeding; provided, that
     (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of JCP or its underwriter specifically stating that it is for use in the preparation thereof, and
     (ii) the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person or entity, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of such underwriter’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus.
     (b) In the event of any registration of Registrable Securities hereunder, JCP will indemnify, and hereby does, indemnify and hold harmless the Company, its trustees, its officers who sign the Registration Statement, each person or entity who participates as an underwriter in the offering or sale of such securities, and each person or entity, if any, who controls the Company or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact in such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and conformity with written information furnished by JCP to the Company through an instrument duly executed by or on behalf of JCP specifically stating that it is for use in preparation thereof and provided, that JCP shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person or entity, if any, who controls or is controlled by such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of such underwriter’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus.
     (c) Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) or (b) of this Section 8, the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraphs (a) or (b) of this Section 8, except to the extent it is prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel selected by it and approved by the indemnified party (which approval shall not be unreasonably withheld or delayed), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under paragraph (a) or (b) of this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. In addition, the indemnifying party shall not be required to indemnify, reimburse or otherwise make any contribution to the amount paid or payable by the indemnified party for any losses, claims, damages, expenses or liabilities incurred by the indemnified party in settlement of any actions, proceedings or investigations otherwise covered hereunder unless such settlement has been previously approved by the indemnifying party, which approval shall not be unreasonably withheld or delayed.
     (d) If for any reason the indemnity under this Section 8 is unavailable or is insufficient to hold harmless any indemnified party under paragraph (a) or (b) of this Section 8, then the indemnifying parties shall contribute to the amount paid or payable by the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or JCP and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, or if the allocation provided in the second preceding sentence provides a lesser sum to the indemnified party than the amount hereinafter calculated, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph (d) of Section 8 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this paragraph (d) of Section 8.
     (e) Indemnification and contribution similar to that specified in this Section 8 (with appropriate modifications) shall be given by the Company and JCP with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act.
     (f) Notwithstanding any other provision of this Section 8, to the extent that any director, trustee, officer, partner, agent, employee, affiliate, or other representative (current or former) of any indemnified party is a witness in any action or proceeding, the indemnifying party agrees to pay to the indemnified party all out-of-pocket expenses reasonably incurred by, or on the behalf of, the indemnified party and such witness in connection therewith.
     (g) All legal and other expenses incurred by or on behalf of JCP in connection with investigating or defending any loss, claim, expense, damage, liability, action or proceeding shall be paid by the Company in advance of the final disposition of such investigation, defense, action or proceeding within 30 days after the receipt by the Company of a statement or statements from JCP requesting from time to time such payment, advance or advances. The entitlement of JCP to such payment or advancement of expenses shall include those incurred in connection with any action or proceeding by JCP seeking an adjudication or award in arbitration pursuant to this Section 8. Such statement or statements shall reasonably evidence such expenses incurred by JCP in connection therewith.
     (h) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of any indemnified party to indemnification hereunder or create a presumption that any indemnified party violated any federal or state securities laws.
     (i)
     (i) In the event that advances are not made pursuant to this Section 8 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.
     (ii) The Company and JCP agree that they shall be precluded from asserting that the procedures and presumptions of this Section 8 are not valid, binding and enforceable. The Company and JCP further agree to stipulate in any such court that the Company and JCP are bound by all the provisions of this Section 8 and are precluded from making any assertion to the contrary.

     (iii) To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.
     (j) In the event that any indemnified party is a party to or intervenes in any proceeding in which the validity or enforceability of this Section 8 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 8, the indemnified party, if the indemnified party prevails in whole in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses incurred by the indemnified party. If it is determined that the indemnified party is entitled to indemnification for part (but not all) of the indemnification so requested, expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the indemnified party is entitled to indemnification and for such claims, issues or matters for which the indemnified party is not so entitled.
     (k) The indemnity agreements contained in this Section 8 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Securities by JCP.
     9. TERMINATION OF RIGHTS AND OBLIGATIONS. The obligations of the parties pursuant to the terms of this Agreement, other than the obligations set forth in Sections 8 and 10, shall terminate upon the date upon which all Registrable Securities held by JCP cease to be Registrable Securities and neither JCP nor its affiliate nor the transferee of its entire interest in the OP Units continue to own any OP Units.
     10. WAIVER OF CERTAIN REGISTRATION RIGHTS. Except for those rights that are contained within this Agreement, JCP hereby waives all rights granted to it by the Company under the Registration Rights Agreement with respect to any offering of securities of the Company.
     11. ENTIRE AGREEMENT. The parties acknowledge and agree that this Agreement supersedes the Registration Rights Agreement in its entirety. Accordingly, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder, except those persons and entities referred to in Sections 6 and 8 hereof.
     12. SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
     13. MISCELLANEOUS.
     (a) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 13, provided the receipt of such counterparts is confirmed.
     (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.
     (c) Jurisdiction; Venue. Legal proceedings commenced by either party arising out of any of the rights or obligations contemplated by this Agreement shall be brought exclusively in the federal courts of Delaware or in the absence of federal jurisdiction in the state courts of Delaware. The parties to this Agreement hereby irrevocably submit to the personal jurisdiction of such courts and hereby irrevocably waive, to the fullest extent permitted under law, the defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding.
     (d) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or sent by certified mail/return receipt requested, postage prepaid, to the appropriate address as set forth below. Notices duly mailed in accordance with this Section shall be deemed to have been served on the date of mailing. Notices to the Company shall be addressed to:
Ramco-Gershenson Properties Trust
27600 Northwestern Highway, Suite 200
Southfield, Michigan 48043
Attention: Chief Executive Officer
with a copy to:
Honigman Miller Schwartz and Cohn
2290 First National Building
Detroit, Michigan 48226
Attention: Donald J. Kunz
or at such other address and to the attention of such other person as the Company may designate by written notice to JCP.

Notices to JCP shall be addressed to:
JCP Realty, Inc.
6501 Legacy Drive (MS 1104)
Plano, TX 75024-3698
Attention: Real Estate Counsel
with a copy to:
JCP Realty, Inc.
6501 Legacy Drive (MS 2105)
Plano, TX 75024-3698
Attention: Executive Vice President
or at such other address and to the attention of such other person as JCP may designate by written notice to the Company upon at least ten (10) days prior written notice.
     (e) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.
     (f) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Any party hereto may, only by an instrument in writing, waive compliance by any other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.
     (g) Absence of Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.
     (h) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.

RAMCO-GERSHENSON PROPERTIES TRUST

By: /s/ Dennis Gershenson
Name: Dennis Gershenson
Title: President and Chief Executive Officer

JCP REALTY, INC.

By: /s/ Robert C. Campbell
Name: Robert C. Campbell
Title: Vice President